UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2008

DYNAMIC GOLD CORP.
(Exact name of Registrant as specified in charter)

Nevada	333-119823	Applied For
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

506 – 675 West Hastings Street, Vancouver, British Columbia		V6B 1N2
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(604) 488-0860

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On June 6, 2008 Tim Coupland, President and Chief Executive Office of Dynamic Gold Corp. will make public, through Marketwire the materials attached as Exhibit 99.1.  As referred to in Exhibit 99.1, the Comprehensive National Instrument 43-101 Technical Report on the Super Mammoth Gravel Project has been attached as Exhibit 99.2

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.   N/A

(b) Pro forma financial information.   N/A

(c) Exhibits.

As described in Item 7.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated June 6, 2008
99.2	Comprehensive National Instrument 43-101 Technical Report on the Super Mammoth Gravel Project

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 THE REGISTRANT

By:

_________________________________
Tim Coupland
President, Chief Executive Officer and
a Member of the Board of Directors

Dated: June 6, 2008